SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2006

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Third Floor, Billerica, Massachusetts 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 932-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors.

On July 10, 2006, Viisage issued a press release announcing the election of Admiral Loy to the Viisage Board effective July 10, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 8.01. Other Events.

On July 10, 2006, Viisage issued a press release announcing that the Illinois Department of Motor Vehicles had chosen Viisage’s Integrated Biometric Technology division as the state’s sole source provider for the HazMat program. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated July 10, 2006, issued by Viisage Technology, Inc.

99.2	Press release, dated July 10, 2006, issued by Viisage Technology, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.	VIISAGE TECHNOLOGY, INC.
Date: July 10, 2006
	By:	/s/ Elliot J. Mark
Elliot J. Mark
Senior Vice President

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Exhibit Index

Exhibit No.	Description
99.1	Press release, dated July 10, 2006, issued by Viisage Technology, Inc.
99.2	Press release, dated July 10, 2006, issued by Viisage Technology, Inc.

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